UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 14, 2003


                         COEUR D'ALENE MINES CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Idaho                      1-8641                   82-0109423
----------------------------        ------------          ----------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)

     400 Coeur d'Alene Mines Bldg.
           505 Front Avenue
         Coeur d'Alene, Idaho                                      83814
----------------------------------------                        ----------
(Address of principal executive offices)                        (zip code)


Registrant's telephone number, including area code: (208) 667-3511


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.  The following exhibit is furnished herewith:

              99.1  Press Release issued by the Registrant on May 14, 2003.


Item 12. Results of Operations and Financial Condition.

         On May 14, 2003, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              COEUR D'ALENE MINES CORPORATION
                                              (Registrant)


Dated: May 14, 2003                           By: /s/ James A. Sabala
                                                 ------------------------------
                                                 James A. Sabala
                                                 Executive Vice President and
                                                 Chief Financial Officer



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